Exhibit 10.4

Side Letter to Platinum Commitment Letter

June 30, 2023

Avangrid, Inc

180 Marsh Hill Road

Orange, Connecticut 06477

Ladies and Gentlemen:

Reference is made to:

(i) the financing commitment letter (the “Platinum Commitment Letter”) by Iberdrola, S.A. (“lberdrola”) addressed to Avangrid Inc (“Avangrid”) dated as of October 20,2020 and attached hereto as Exhibit A;

(ii) the side letter to Platinum Commitment letter (the “2021 Side Letter to Platinum Commitment Letter’’,) by lberdrola addressed to Avangrid dated as of April 15, 2021 and attached hereto as Exhibit B; and

(iii) the assignment agreement entered into on May 20, 2022 between lberdrola, as assignor, and lberdrola Financiación, S.A.U., as assignee (“lberdrola Financiación”) by virtue of which lberdrola fully assigned its contractual position and obligations under the Platinum Commitment letter in favour of lberdrola Financiación, and attached hereto as Exhibit C (the “Assignment Agreement” together with the Platinum Commitment letter and the 2021 Side letter to Platinum Commitment letters, the “Platinum Commitment’’).

Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Platinum Commitment.

Due to the transition from LIBOR to SOFR as the new market benchmark for short-term interest rates for dollar-denominated loans and securities to take place on June 30, 2023, lberdrola Financiación and Avangrid hereby agree that:

(i) any drawing made by Avangrid on the Funding Commitment shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to Adjusted Term SOFR or Adjusted Daily Compounded SOFR (as agreed by the parties), as further set forth on Schedule 1 hereto, plus 0.75% per annum;

(ii) interest or fees payable pursuant to paragraph (i) above shall be payable quarterly in arrears on the last business day of each quarter; and

(iii) Avangrid’s obligations under point (i) of this Side letter will terminate on the date of effective repayment of the drawings made by Avangrid on the Funding Commitment, if any.

As a consequence of the above, Iberdrola Financiación and Avangrid hereby also agree to repeal paragraph (i) of the 2021 Side letter to Platinum Commitment Letter and replace it with paragraph (i) of this Side Letter and that, effective the date of this Side Letter, any reference under the Platinum Commitment to LIBOR shall be deemed to be made to SOFR as described herein.

This Side Letter shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No other persons shall have any rights under this Side Letter. No assignment of the interest of any of the parties hereto shall be binding unless and until written notice of such assignment shall be delivered to the other party and any such assignment shall require the prior written consent of such other party (such consent not to be unreasonably withheld).

If any provision or paragraph of this Side Letter is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision or paragraph shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or paragraphs hereof and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provision or paragraph in any other jurisdiction. This Side Letter may not be amended, modified, superseded, or rescinded except by a written agreement executed by each of the parties.

This Side letter shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles. Any dispute arising out of or in connection with the interpretation or execution of this Side Letter shall be resolved pursuant to the Platinum Commitment. This Side letter may be executed in one or more counterparts, each of which shall be deemed and original, and all of which shall constitute one and the same letter agreement.

Please indicate your acceptance of the foregoing by signing and returning this Side Letter.

Yours faithfully,

IBERDROLA FINANCIACIÓN, S.A.U.

By:	/s/ MARÍA DE LA FUENTE
Name:	MARÍA DE LA FUENTE
Title:	Authorized Representative

By:	/s/ JAVIER JULIO PASTOR
Name:	JAVIER JULIO PASTOR
Title:	Authorized Representative

Acknowledgement and agreed:

AVANGRID, INC

By:	/s/ Alvaro Ortega
Name:	Alvaro Ortega
Title:	VP of Finance, Investor Relations & Treasury

By:	/s/ Justin Lagasse
Name:	Justin Lagasse
Title:	Chief Accounting Officer

Schedule 1

1.

Each request to draw on the Funding Commitment shall be made in writing and shall specify: (a) the date of such draw (which shall be a U.S. Government Securities Business Day) and the amount thereof, (b) whether interest will be calculated based on Adjusted Daily Compounded SOFR or Adjusted Term SOFR (as agreed by the parties); and (c) the Interest Period with respect thereto in the case of an Adjusted Term SOFR draw.

2.	Interest hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed.

3.

In the event any benchmark, or component thereof, or other information necessary to calculate any interest rate hereunder is not available, the parties will negotiate in good faith to determine a reasonable alternative.

“Adjusted Daily Compounded SOFR” means, for any U.S. Government Securities Business Day during an Interest Period, the rate per annum equal to the sum of (a) the Daily Compounded SOFR for such U.S. Government Securities Business Day and (b) the SOFR Adjustment; provided that if Adjusted Daily Compounded SOFR as so determined shall ever be less than the Floor, then Adjusted Daily Compounded SOFR shall be deemed to be the Floor.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Business Day” shall mean any day other than a day which is a Saturday, Sunday or legal holiday in the State of New York.

“Daily Compounded SOFR” means, for any day, SOFR, with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a 5-day lookback) being established by lberdrola Financiación in accordance with a methodology and the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Compounded SOFR” for comparable or syndicated business loans; such methodology and conventions shall be either the cumulative compounded rate formula or the non-cumulative compounded rate formula, at the discretion of lberdrola Financiación, and not, for the avoidance of doubt, compounded on the balance.

“Floor’’ means a rate of interest equal to 0%.

“Interest Period” shall mean the period commencing on the date of such draw and ending, (i) in the case of a Daily Compounding SOFR draw, one month thereafter, and (ii) in the case of a Term SOFR draw, one, three or six months thereafter, as Avangrid may elect; provided, however, that (A) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (B) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Relevant Governmental Body’’ means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Adjustment” means a percentage equal to 0.1% per annum.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Term SOFR” means, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day’’) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time} on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.

“Term SOFR Administrator’’ means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by lberdrola Financiación in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day’’ means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

EXHIBIT A

PLATINUM COMMITMENT LETTER

(see attached)

Execution Version

October 20, 2020

Avangrid, Inc.

180 Marsh Hill Road

Orange, Connecticut 06577

Re: Financing Commitment

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among PNM Resources, Inc., a New Mexico corporation (the “Company”), Avangrid, Inc., a New York corporation (“Parent”), and NM Green Holdings, Inc., a New Mexico corporation (“Merger Sub”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement.

Concurrently with the execution and delivery of this letter, the Company, Parent and Merger Sub are executing and delivering the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement.

In consideration of the benefits the undersigned (“Iberdrola”) expects to derive from the consummation of the transactions contemplated by the Merger Agreement (including the Merger), Iberdrola hereby agrees and commits as follows:

1.

Upon the terms and subject to the conditions set forth in this letter, lberdrola hereby commits to provide Parent, or arrange the provision to Parent of, funds solely to the extent (and only to such extent) necessary for Parent to consummate the Merger, including the payment of the aggregate Per Share Merger Consideration to the Exchange Agent, up to a maximum aggregate amount of $4,317,500,000 (the “Funding Commitment”); provided that Iberdrola may assign or allocate any portion of the Funding Commitment to one or more assignees, and the amount required to be funded by Iberdrola with respect to the Funding Commitment will be reduced by the amount of funding actually contributed by such assignees to Parent; provided, further, that any such assignment or allocation by Iberdrola shall not relieve Iberdrola of its obligations hereunder.

2.

Iberdrola’s obligation under this letter are subject to the satisfaction in full or waiver by Parent, as of the Closing, of all of the conditions precedent to Parent’s and Merger Sub’s obligations set forth in Section 7.1 and Section 7.2 of the Merger Agreement.

3.

It is acknowledged and agreed that Parent and/or its subsidiaries may not enter into any transaction with or involving Iberdrola and/or its Affiliates (including, without limitation, any transaction related to the Funding Commitment), unless such transaction is on an arm’s length basis and is approved by a majority of the members of the Unaffiliated Committee

(as such term is defined in the Shareholder Agreement of Parent, dated December 16, 2015). Iberdrola agrees to negotiate with Parent the terms of any agreement, arrangement or other transaction relating to the Funding Commitment promptly and in good faith, with the objective that such terms shall be commercially reasonable and approved by the Unaffiliated Committee.

4.

By executing this letter, Iberdrola confirms that, subject to the terms and conditions in this letter, the board of directors of Iberdrola has approved this letter and the Funding Commitment contemplated hereby in accordance with the terms and subject to the conditions hereof.

5.

lberdrola’s obligations under this letter will terminate automatically and immediately upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with Section 8.1 of the Merger Agreement, or (b) the Closing and the payment of the aggregate Per Share Merger Consideration to the Exchange Agent, at which time all obligations hereunder shall be fully discharged. Upon termination of this letter in accordance with the prior sentence, each of lberdrola and its assignees shall have no further obligations or liabilities hereunder.

6.

This letter shall be binding solely on Iberdrola and its successors and permitted assignees and inure solely to the benefit of Parent, and nothing set forth in this letter shall be construed to confer upon or give to any Person other than Parent any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Funding Commitment or any other provisions of this letter; provided, however, that, notwithstanding the foregoing, Iberdrola acknowledges that the Company is an express third party beneficiary hereof, solely for purposes of causing Iberdrola to comply with its obligations under this letter, subject to the terms and conditions hereof (including by seeking an injunction, or other appropriate form of specific performance or equitable relief), but only to the extent that the conditions set forth in Section 2 above have been satisfied. Parent’s creditors shall have no right to enforce this letter or to cause Parent to enforce this letter.

7.

Notwithstanding anything to the contrary that may be expressed or implied in this letter or any document or instrument delivered substantially contemporaneously herewith, (a) no Person other than Iberdrola and its successors and permitted assignees shall have any obligation hereunder, (b) there shall be no rights of recovery hereunder or in connection with this letter against, and no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against, any former, current or future Affiliate, equityholder, director, officer, agent, manager or employee of lberdrola or any of its Affiliates (or any successors or assignees of any of the foregoing Persons) (collectively, other than lberdrola, “lberdrola Parties”), whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any Person (including any lberdrola Party) against any lberdrola Parties, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise. No personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any lberdrola Party, as such, for any obligations of lberdrola under this letter or the Funding Commitment contemplated hereby, under any documents or instruments delivered in connection herewith, or for any claim based on, in respect of, or by reason of, such obligations or their creation.

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8.

This letter, and all claims or causes of action (whether at Law, in contract or in tort) that may be based upon, arise out of or relate to this letter or the negotiation, execution or performance hereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware (without giving effect to choice of law principles thereof or of any other jurisdiction that would mandate or permit the application of the Laws of any jurisdiction other than the State of Delaware).

9.

All actions or proceedings in respect of any claim arising out of, related to, or in connection with, this letter, whether in tort or contract or at law or in equity, shall be brought exclusively in Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if such court shall not have or declines to accept jurisdiction over a particular matter, then any federal court within the State of Delaware. ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY ARE HEREBY IRREVOCABLY WAIVED.

10.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and, in the case of delivery in person or by overnight courier, shall be deemed to have been duly given upon receipt) by delivery in person or overnight courier to the respective parties at the following addresses, delivery by electronic mail transmission to the respective parties at the following email addresses, or at such other address or email address for a patty as shall be specified in a notice given in accordance with this section; provided, however, that delivery by electronic mail transmission shall be deemed to have been duly given upon receipt only if promptly confirmed by telephone:

Iberdrola, S.A.

Attention: Pedro Azagra Blázquez, Head of Corporate Development

Email: azagrap@ibdl.com

with a copy to (which shall not constitute notice):

Garrigues

Telephone: 34915145200

Attention: Rafael González-Gallarza Granizo

Email: Rafael.gonzalez-gallarza@garrigues.com

and with a copy to (which shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4834

Attention: David A. Kurzweil

Telephone: 212.906.1200

Email: david.kurzweil@lw.com

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11.	This letter may not be amended except by Iberdrola with the prior written consent of Parent and the Company.

12.

If any provision of this letter or the application thereof to any Person or circumstance is held invalid, illegal or unenforceable by any rule of law or public policy, the remainder of this letter and the application of such provision to other Persons or circumstances shall not be affected thereby, and, to such end, the provisions of this letter are agreed to be severable.

[Remainder of page intentionally left blank]

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Very truly yours,

IBERDROLA, S.A.

By:	/s/ Julián Martinez-Simancas
Name:	Julián Martinez-Simancas
Title:	Secretary to the Board of Directors

[Signature Page to Commitment Letter]

EXHIBIT B

SIDE LETTER TO PLATINUM COMMITMENT LETTER

(see attached)

Side Letter to Platinum Commitment Letter

April 15, 2021

Avangrid, Inc.

180 Marsh Hill Road

Orange, Connecticut 06477

Ladies and Gentlemen:

Reference is made to that certain Financing Commitment Letter (the “Platinum Commitment Letter”) by Iberdrola, S.A. (“Iberdrola”) addressed to Avangrid, Inc. (“Avangrid”) dated as of October 20, 2020, and attached hereto as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Platinum Commitment Letter.

Iberdrola	and Avangrid hereby agree that:

(i)

any drawing made by Avangrid on the Funding Commitment shall bear interest at an interest rate equal to 3-month LIBOR plus 0.75% per annum calculated on the basis of a 360-day year for the actual number of days elapsed;

(ii)	any drawing made by Avangrid on the Funding Commitment shall be repaid no later than 180 days from the date of the draw;

(iii)	Avangrid shall owe Iberdrola, retroactive to the date of the Platinum Commitment Letter, a facility fee equal to 0.12% per annum on the undrawn portion of the Funding Commitment;

(iv)	interest or fees payable pursuant to paragraphs (i) and (iii) above shall be payable quarterly in arrears on the last business day of each quarter; and

(v)	Avangrid’s obligations under point (iii) of this Side Letter will terminate simultaneously with Iberdrola’s commitments under the Platinum Commitment Letter, pursuant to paragraph 5 therein.

(vi)	Avangrid´s obligations under point (i) of this Side Letter will terminate on the date of effective repayment of the drawings made by Avangrid on the Funding Commitment, if any.

This Side Letter shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No other persons shall have any rights under this Side Letter. No assignment of the interest of any of the parties hereto shall be binding unless and until written notice of such assignment shall be delivered to the other party and any such assignment shall require the prior written consent of such other party (such consent not to be unreasonably withheld).

If any provision or paragraph of this Side Letter is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision or paragraph shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or paragraphs hereof and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provision or paragraph in any other jurisdiction. This Side Letter may not be amended, modified, superseded, or rescinded except by a written agreement executed by each of the parties.

1

This Side Letter shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles. Any dispute arising out of or in connection with the interpretation or execution of this Side Letter shall be resolved pursuant to the Platinum Commitment Letter. This Side Letter may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same letter agreement.

Please indicate your acceptance of the foregoing by signing and returning this Side Letter.

Very truly yours,

IBERDROLA, S.A.

By:	/s/ Jesus Martinez Perez
Name:	Jesus Martinez Perez
Title:	Authorized Signatory

By:	/s/ Javier Julio Pastor
Name:	Javier Julio Pastor
Title:	Authorized Signatory

ACKNOWLEDGED AND AGREED:

AVANGRID, INC.

By:	/s/ Howard Coon
Name:	Howard Coon
Title:	Vice President – Treasurer

By:	/s/ Scott Tremble
Name:	Name: Scott Tremble
Title:	Senior Vice President – Controller

EXHIBIT C

ASSIGNMENT AGREEMENT

(see attached)

ASSIGNMENT AGREEMENT

Bilbao, 17 May 2022

THIS ASSIGNMENT AGREEMENT (this “Agreement” or the “Assignment”) is made, by and between (1) Iberdrola, S.A., a company registered under the laws of Spain, with its principal place of business located at Pza. Euskadi, 5, 48.009 Bilbao, Spain (“Assignor” or “Iberdrola”), and (2) Iberdrola Financiación, S.A.U., a corporation established under the laws of Spain, having its principal place of business at Pza. Euskadi, 5, 48.009 Bilbao, Spain (the “Assignee” or “Iberdrola Financiación”), effective as of April 20, 2022.

Iberdrola and Iberdrola Financiación will be referred individually as a “Party” and collectively as the “Parties”.

Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Platinum Commitment Letter and the Side Letter, as each term is defined herein.

WHEREAS

I. That, on October 20, 2020, the Assignor entered into and notified Avangrid, Inc. (“Avangrid”) of that certain a financing letter by virtue of which Iberdrola commits to provide Avangrid, under the terms and conditions described in said document, with funds up to a maximum aggregate amount of $4,317,500,000 in order to consummate the Merger (the “Platinum Commitment Letter”), which is attached to this agreement as Annex 1.

II. That, on April 15, 2021, the Assignor and Avangrid entered into that certain Side Letter to Platinum Commitment Letter, by virtue of which the parties agree to the specific terms and conditions to perform the Platinum Commitment Letter (the “Side Letter”), which is attached to this agreement as Annex 2.

III. Iberdrola and Iberdrola Financiación have agreed that the first one assigns to the second one the Platinum Commitment Letter and the Side Letter and, consequently, the commitment of payment included therein.

VI. In consequence, the Parties, have agreed to carry out the assignment of by means of the present ASSIGNMENT AGREEMENT according with the following,

CLAUSES

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained herein, the receipt and sufficiency of which is hereby expressly acknowledged, the Parties hereto hereby agree as follows, effective as of the date hereof:

1.	Assignment

Iberdrola hereby assigns and transfers to Iberdrola Financiación, and Iberdrola Financiación hereby assumes, agrees to be bound and accepts all obligations, claims and demands under, the Platinum Commitment Letter and the Side Letter and, consequently, all liability and obligations of Iberdrola thereunder, including, without limitation, the payment commitment to Avangrid derived from such letters from the date of signature of this Agreement. Iberdrola Financiación further assumes all rights and benefits of, all obligations and liabilities of, and all claims and demands against, “Iberdrola” under the Platinum Commitment Letter and Side Letter as if Iberdrola Financiación were the original party to such agreements.

The payment commitment here transferred shall be in accordance with the Platinum Commitment Letter and the Side Letter, including, without limitation, to provide Avangrid with funds to the extent necessary for Avangrid to consummate the Merger, up to a maximum aggregate amount of $4,317,500,000 under the terms and conditions described in the Platinum Commitment Letter and the Side Letter.

2.	Facility fee

The Side Letter regulates a facility fee to be paid by Avangrid to Iberdrola equal to 0.12% per annum on the undrawn portion of the Funding Commitment, settled quarterly.

The Parties agree that, from the date of this Agreement, Iberdrola Financiación shall be entitled to the facility fee. Iberdrola shall direct Avangrid to pay all such facility fees to Iberdrola Financiación in full satisfaction of Avangrid’s obligations to pay such amounts under the Platinum Commitment Letter and Side Letter.

3.	Price

The assignment and transfer of the Platinum Commitment Letter shall be at no cost. Without prejudice of the latter, Iberdrola shall compensate Iberdrola Financiación for an amount equal to the facility fees (i.e. 0.12% per annum on the undrawn portion of the Funding Commitment) received from Avangrid since the Side Letter entered into effect and until the effective date of the present Agreement.

The amounts owed as represented above shall be paid within thirty days’ period after the presentation of the invoice, in the current corporate account in force, in Euros, or by any other mean of payment as may be agreed on by the Parties.

The price shall include the relevant taxes according with applicable law.

4.	Liability

This Agreement and the assignment by Iberdrola shall not relieve or release Iberdrola of its obligations or liability under the terms of the Platinum Commitment Letter or the Side Letter. Therefore, Iberdrola remains obligor to Avangrid regardless of the assignment of the letter in favor of Iberdrola Financiación.

5.	Notices

The addresses and telephone and email addresses of the Assignor and the Assignee are as follows:

Iberdrola, S.A.

-	To the attention: María Rebollo Miguel
-	Address: Plaza Euskadi 5, Bilbao
-	Telephone: (+34) 638092642
-	Email: mrebollo@iberdrola.es

Iberdrola Financiación, S.A.U.

-	To the attention: Dpto. Back Office
-	Address: Plaza Euskadi 5, Bilbao
-	Telephone:
-	Email: backofficefinanciero@iberdrola.es

6.	Governing law and Jurisdiction

This Agreement will be governed by the laws of the State of Delaware. The Parties expressly agree to submit to the jurisdiction of the courts of the State of Delaware, hereby waiving their own venue.

IN WITNESS WHEREOF, the Parties have executed this assignment Agreement on the first date above written.

Iberdrola, S.A.

Iberdrola Financiación, S.A.U.

Avangrid, Inc.
(acknowledgement receipt)

Avangrid, Inc.
(acknowledgement receipt)

ANNEX 1 - THE PLATINUM COMMITMENT LETTER

Execution Version

October 20, 2020

Avangrid, Inc.

180 Marsh Hill Road

Orange, Connecticut 06577

Re:	Financing Commitment

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among PNM Resources, Inc., a New Mexico corporation (the “Company”), Avangrid, Inc., a New York corporation (“Parent”), and NM Green Holdings, Inc., a New Mexico corporation (“Merger Sub”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement.

Concurrently with the execution and delivery of this letter, the Company, Parent and Merger Sub are executing and delivering the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement.

In consideration of the benefits the undersigned (“Iberdrola”) expects to derive from the consummation of the transactions contemplated by the Merger Agreement (including the Merger), Iberdrola hereby agrees and commits as follows:

1.

Upon the terms and subject to the conditions set forth in this letter, Iberdrola hereby commits to provide Parent, or arrange the provision to Parent of, funds solely to the extent (and only to such extent) necessary for Parent to consummate the Merger, including the payment of the aggregate Per Share Merger Consideration to the Exchange Agent, up to a maximum aggregate amount of $4,317,500,000 (the “Funding Commitment”); provided that Iberdrola may assign or allocate any portion of the Funding Commitment to one or more assignees, and the amount required to be funded by Iberdrola with respect to the Funding Commitment will be reduced by the amount of funding actually contributed by such assignees to Parent; provided, further, that any such assignment or allocation by Iberdrola shall not relieve Iberdrola of its obligations hereunder.

2.

Iberdrola’s obligation under this letter are subject to the satisfaction in full or waiver by Parent, as of the Closing, of all of the conditions precedent to Parent’s and Merger Sub’s obligations set forth in Section 7.1 and Section 7.2 of the Merger Agreement.

3.

It is acknowledged and agreed that Parent and/or its subsidiaries may not enter into any transaction with or involving Iberdrola and/or its Affiliates (including, without limitation, any transaction related to the Funding Commitment), unless such transaction is on an arm’s length basis and is approved by a majority of the members of the Unaffiliated Committee

(as such term is defined in the Shareholder Agreement of Parent, dated December 16, 2015). Iberdrola agrees to negotiate with Parent the terms of any agreement, arrangement or other transaction relating to the Funding Commitment promptly and in good faith, with the objective that such terms shall be commercially reasonable and approved by the Unaffiliated Committee.

4.

By executing this letter, Iberdrola confirms that, subject to the terms and conditions in this letter, the board of directors of Iberdrola has approved this letter and the Funding Commitment contemplated hereby in accordance with the terms and subject to the conditions hereof.

5.

Iberdrola’s obligations under this letter will terminate automatically and immediately upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with Section 8.1 of the Merger Agreement, or (b) the Closing and the payment of the aggregate Per Share Merger Consideration to the Exchange Agent, at which time all obligations hereunder shall be fully discharged. Upon termination of this letter in accordance with the prior sentence, each of Iberdrola and its assignees shall have no further obligations or liabilities hereunder.

6.

This letter shall be binding solely on Iberdrola and its successors and permitted assignees and inure solely to the benefit of Parent, and nothing set forth in this letter shall be construed to confer upon or give to any Person other than Parent any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Funding Commitment or any other provisions of this letter; provided, however, that, notwithstanding the foregoing, Iberdrola acknowledges that the Company is an express third party beneficiary hereof, solely for purposes of causing Iberdrola to comply with its obligations under this letter, subject to the terms and conditions hereof (including by seeking an injunction, or other appropriate form of specific performance or equitable relief), but only to the extent that the conditions set forth in Section 2 above have been satisfied. Parent’s creditors shall have no right to enforce this letter or to cause Parent to enforce this letter.

7.

Notwithstanding anything to the contrary that may be expressed or implied in this letter or any document or instrument delivered substantially contemporaneously herewith, (a) no Person other than Iberdrola and its successors and permitted assignees shall have any obligation hereunder, (b) there shall be no rights of recovery hereunder or in connection with this letter against, and no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against, any former, current or future Affiliate, equityholder, director, officer, agent, manager or employee of Iberdrola or any of its Affiliates (or any successors or assignees of any of the foregoing Persons) (collectively, other than Iberdrola, “Iberdrola Parties”), whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any Person (including any Iberdrola Party) against any Iberdrola Parties, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise. No personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Iberdrola Party, as such, for any obligations of Iberdrola under this letter or the Funding Commitment contemplated hereby, under any documents or instruments delivered in connection herewith, or for any claim based on, in respect of, or by reason of, such obligations or their creation.

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8.

This letter, and all claims or causes of action (whether at Law, in contract or in tort) that may be based upon, arise out of or relate to this letter or the negotiation, execution or performance hereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware (without giving effect to choice of law principles thereof or of any other jurisdiction that would mandate or permit the application of the Laws of any jurisdiction other than the State of Delaware).

9.

All actions or proceedings in respect of any claim arising out of, related to, or in connection with, this letter, whether in tort or contract or at law or in equity, shall be brought exclusively in Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if such court shall not have or declines to accept jurisdiction over a particular matter, then any federal court within the State of Delaware. ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY ARE HEREBY IRREVOCABLY WAIVED.

10.

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and, in the case of delivery in person or by overnight courier, shall be deemed to have been duly given upon receipt) by delivery in person or overnight courier to the respective parties at the following addresses, delivery by electronic mail transmission to the respective parties at the following email addresses, or at such other address or email address for a party as shall be specified in a notice given in accordance with this section; provided, however, that delivery by electronic mail transmission shall be deemed to have been duly given upon receipt only if promptly confirmed by telephone:

Iberdrola, S.A.

Attention: Pedro Azagra Blázquez, Head of Corporate Development

Email: azagrap@ibdl.com

with a copy to (which shall not constitute notice):

Garrigues

Telephone: 34915145200

Attention: Rafael González-Gallarza Granizo

Email: Rafael.gonzalez-gallarza@garrigues.com

and with a copy to (which shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4834

Attention: David A. Kurzweil

Telephone: 212.906.1200

Email: david.kurzweil@lw.com

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11.	This letter may not be amended except by Iberdrola with the prior written consent of Parent and the Company.

12.

If any provision of this letter or the application thereof to any Person or circumstance is held invalid, illegal or unenforceable by any rule of law or public policy, the remainder of this letter and the application of such provision to other Persons or circumstances shall not be affected thereby, and, to such end, the provisions of this letter are agreed to be severable.

[Remainder of page intentionally left blank]

Very truly yours,

IBERDROLA, S.A.

By:	/s/ Julián Martinez-Simancas

Name:	Julián Martinez-Simancas
Title:	Secretary to the Board of Directors

ANNEX 2 - THE SIDE LETTER TO PLATINUM COMMITMENT LETTER

Side Letter to Platinum Commitment Letter

April 15, 2021

Avangrid, Inc.

180 Marsh Hill Road

Orange, Connecticut 06477

Ladies and Gentlemen:

Reference is made to that certain Financing Commitment Letter (the “Platinum Commitment Letter’) by Iberdrola, S.A. (“Iberdrola’) addressed to Avangrid, Inc. (“Avangrid’) dated as of October 20, 2020, and attached hereto as Exhibit A. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Platinum Commitment Letter.

Iberdrola and Avangrid hereby agree that:

(i)

any drawing made by Avangrid on the Funding Commitment shall bear interest at an interest rate equal to 3-month LIBOR plus 0.75% per annum calculated on the basis of a 360-day year for the actual number of days elapsed;

(ii)	any drawing made by Avangrid on the Funding Commitment shall be repaid no later than 180 days from the date of the draw;

(iii)	Avangrid shall owe Iberdrola, retroactive to the date of the Platinum Commitment Letter, a facility fee equal to 0.12% per annum on the undrawn portion of the Funding Commitment;

(iv)	interest or fees payable pursuant to paragraphs (i) and (iii) above shall be payable quarterly in arrears on the last business day of each quarter; and

(v)	Avangrid’s obligations under point (iii) of this Side Letter will terminate simultaneously with Iberdrola’s commitments under the Platinum Commitment Letter, pursuant to paragraph 5 therein.

(vi)	Avangrid’s obligations under point (i) of this Side Letter will terminate on the date of effective repayment of the drawings made by Avangrid on the Funding Commitment, if any.

This Side Letter shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No other persons shall have any rights under this Side Letter. No assignment of the interest of any of the parties hereto shall be binding unless and until written notice of such assignment shall be delivered to the other party and any such assignment shall require the prior written consent of such other party (such consent not to be unreasonably withheld).

If any provision or paragraph of this Side Letter is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision or paragraph shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or paragraphs hereof and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provision or paragraph in any other jurisdiction. This Side Letter may not be amended, modified, superseded, or rescinded except by a written agreement executed by each of the parties.

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This Side Letter shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles. Any dispute arising out of or in connection with the interpretation or execution of this Side Letter shall be resolved pursuant to the Platinum Commitment letter. This Side Letter may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same letter agreement.

Please indicate your acceptance of the foregoing by signing and returning this Side Letter.

Very truly yours,

IBERDROLA, S.A.

By:	/s/ Jesus Martinez Perez
Name:
Title:

By:	/s/ JAVIER JULIO PASTOR
Name:
Title:

ACKNOWLEDGED AND AGREED:

AVANGRID, INC.

By:	/s/ Howard Coon
Name:	Howard Coon
Title:	VP & Treasurer

By:	/s/ Scott Tremble
Name:	Scott Tremble
Title:	SVP & Controller